Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) is dated as of July 9, 2026 by and between KSY Capital Investments, Inc of registered address 701 Karns Ct, North Wales, PA 19454 (the “Purchaser”), and Global AI, Inc. a Nevada corporation of registered address 110 Front Street, Suite 300, Jupiter, Florida 33477, (“Issuer). The Purchaser and Issuer, may hereinafter be referred to as the “Parties” and each, a “Party.”

WHEREAS, the Purchaser desires to subscribe for 250,000 shares of the Issuer’s Class A Common Stock, $0.001 (the “Shares”) from the Issuer, and Issuer desires to issue the Shares to the Purchaser in exchange for a purchase price of $2.00 per Share for a total purchase price of One Million One Hundred Thousand United States Dollars (USD $500,000.00) (the “Purchase Price”).

NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the Parties hereby agree as follows:

ARTICLE I

PURCHASE AND SALE

1.1	Purchase and Sale; Purchase Price.

(a)	Subject to the terms and conditions set forth in this Agreement, Issuer shall deliver to Purchaser, and Purchaser shall accept from Issuer, the Shares in exchange for the Purchase Price delivered in the form of wire transfer.

(b)	On the terms set forth herein, the completion of the sale, assignment and issuance to and purchase by the Purchaser of the Shares (the “Closing”) shall take place by conference call and electronic communication (i.e., emails/pdf), on the date of this Agreement (the “Closing Date”) and immediately following the execution of this Agreement by the Parties.

1.2	Closing.

(a)	Upon Closing, Issuer shall deliver to Purchaser or make instruction to the transfer agent in respect of fully executed documentation (including, without limitation, the Agreement) that completely effectuates the sale of the Shares, including, but not limited to:

(i)	evidence that the Issuer’s officers or transfer agent (as applicable) has been instructed to, and will, register the Purchaser as the legal owner of the Shares

(ii)	and such other documentation confirming the issuance of the Shares being purchased by Purchaser and registered in the name of Purchaser;

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(b)	Upon Closing, Purchaser shall deliver to Issuer the following:

(i)	Fully executed documentation, including, without limitation, the Agreement; and

(ii)	payment of the Purchase Price by the Purchaser to the Issuer to the following bank account of the Issuer:

Account Number:

BIC / SWIFT Address:

Beneficiary Bank Routing Number:

Bank of the Beneficiary:

(c)	At or promptly following Closing, each Party shall execute, acknowledge, and deliver (or cause to be executed, acknowledged, and delivered) any and all certificates, schedules, agreements, corporate resolutions, rulings, or other instruments as may be reasonably requested by the other Party or their respective legal counsel, to effectuate or evidence the transactions contemplated herein.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1	Representations and Warranties of Issuer.

As of the Closing, Issuer hereby makes the following representations and warranties to Purchaser:

(a)	Full Power and Authority. Issuer has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby (including, without limitation to allot and issue the Shares to the Purchaser) and all necessary corporate actions required to issue the Shares has been taken. This Agreement has been duly and validly executed and delivered by Issuer and constitutes the legal, valid and binding obligation of Issuer, enforceable in accordance with its terms.

(b)	No Violation or Conflict; Consent. The execution, delivery and performance by Issuer of this Agreement and consummation by Issuer of the transactions contemplated hereby do not and will not: (i) violate any decree or judgment of any court or other governmental authority applicable to or binding on Issuer or (ii) violate any contract to which Issuer is bound, or conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Issuer is a party or (iii) violate the terms of the Issuer’s constitutional documents or any law binding on the Issuer.

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(c)	Title. With respect to Shares, (i) the Shares when issued, sold and delivered to the Purchaser will be issued, sold and delivered free and clear of any taxes and liens, security interests, adverse claims or other encumbrances of any character whatsoever (“Encumbrances”), other than restrictions on resales of the Shares that may exist under applicable securities laws; (ii) the Shares, when issued, sold and delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, free from all taxes and Encumbrances; (iii) the Shares to be issued are not and will not be as of the date of Closing subject to any transfer restriction (including, without limitation, any rights of pre-emption), other than the restriction that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and, therefore, cannot be resold unless it is registered under the Securities Act or in a transaction exempt from or not subject to the registration requirements of the Securities Act (“Permitted Transfer Restriction”); (iv) upon the issuance of the Shares to Purchaser, Purchaser will acquire good and marketable title thereto, and will be the legal and beneficial owner of such the Shares, free and clear of any Encumbrances or transfer restrictions, other than the Permitted Transfer Restriction; (v) there are no outstanding rights, options, subscriptions or other agreements or commitments obligating Issuer with respect to the Shares, and Issuer has not granted any person a proxy that has not expired or been validly withdrawn.

(d)	Organization. The Issuer is duly organized, validly existing as a corporation and in good standing under the laws of its jurisdiction of organization. The Issuer is, and will be, duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such license or qualification, and has all corporate power and authority necessary to own or hold its properties and to conduct its business as described in the Regulatory Documents, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on or affecting the assets, business, operations, earnings, properties, condition (financial or otherwise), stockholders’ equity or results of operations of the Issuer and its subsidiaries, or prevent or materially interfere with consummation of the transactions contemplated hereby.

(e)	Issuer is not, and immediately after the sale of the Shares hereunder will not be, an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(f)	Neither this Agreement, the exhibits hereto, nor the materials and information contemplated by Section 2.2(e) of this Agreement, contain any untrue statement of a material fact, nor, to Issuer’s knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

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(g)	Issuer’s reports on Form 8-K, annual reports on Form 10-K, quarterly reports on Form 10-Q filed with the Securities and Exchange Commission for each period falling in 2026 and the OTCQB Certifications filed with OTC Markets for each period falling in 2026 (together the “Regulatory Documents”), as of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), complied in all material respects with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder applicable to such Regulatory Documents, and as of their respective dates (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing) none of the Regulatory Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h)	The Issuer acknowledges that the Purchaser has relied on the representations and warranties given by the Issuer in this Agreement in deciding to subscribe for the Shares and also to purchase shares in the Issuer from other stockholders in the Issuer on or about the Closing Date.

(i)	Issuer confirms that the Issuer’s issued shares are currently held in book entry form with the transfer agent.

2.2	Representations and Warranties of Purchaser. As of the Closing, Purchaser hereby makes the following representations and warranties to Issuer:

(a)	Full Power and Authority. Purchaser has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms.

(b)	No Violation or Conflict; Consent. The execution, delivery and performance by Purchaser of this Agreement and consummation by Purchaser of the transactions contemplated hereby do not and will not:, (i) violate any provision of any federal or state statute, rule or regulation which is, to Purchaser’s knowledge, applicable to Purchaser; or (ii) violate any contract to which Purchaser or any of its assets or properties are bound, or conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Purchaser is a party. No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by Purchaser of this Agreement or the consummation of the transactions contemplated hereby, except for such consents or approvals that are obtained on or before the closing date.

(c)	Restricted Securities. Purchaser understands that the Shares are characterized as “restricted securities” under the Securities Act inasmuch as they were acquired from Issuer in a transaction not registered under the Securities Act.

(d)	Investment Intent. Purchaser is acquiring the Shares for his own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act.

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(e)	Information. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Issuer and materials relating to the offer and sale of the Shares, in each case, which have been reasonably requested by the Purchaser or its advisors. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Issuer and have reasonably relied on all responses given by (or on behalf of) the Issuer in writing in entering into this Agreement.

(f)	Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

(g)	Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Purchaser, and this Agreement constitutes a valid and binding agreement of the Purchaser enforceable in accordance with its terms.

ARTICLE III

3	Miscellaneous

3.1	Entire Agreement. The Agreement contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

3.2	Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Issuer and Purchaser or, in the case of a waiver, by the Party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either Party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

3.3	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

3.4	No Third-Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

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3.5	Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Nevada for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery). Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each Party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either Party shall commence an action or proceeding to enforce any provisions of the documents contemplated herein, then the prevailing Party in such action or proceeding shall be reimbursed by the other Party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

3.6	Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing for six (6) months thereafter.

3.7	Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that the Parties need not sign the same counterpart. In the event that any signature is delivered by email transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such email (pdf) signature page were an original thereof.

3.8	Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the Parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

3.9	Announcements. The Issuer shall ensure it keeps the details of this Agreement confidential, save to the extent any such disclosure is required by law or regulations or the disclosure is made to the Issuer’s officers, directors or professional representatives. Prior to making any public disclosure or announcements, the Parties shall each (acting reasonably and in good faith) agree the form of wording to be used in advance.

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3.10	Notices. All notices or other communications required or permitted by this Agreement shall be in writing and sent to the other Party at the address or email address set forth by their name below or to such other address or email address as may be specified by any such Party to the other Party pursuant to notice given by such Party in accordance with the provisions of this Section, and shall be deemed to have been duly received:

(a)	if delivered by hand, at the time the notice is left at the relevant address shown below,

(b)	if sent by post or courier, two days after posting to the relevant address shown below,

(c)	if sent by email, on the next day after being sent to the email address shown below (as recorded on the device which the sender sent the email).

KSY Capital Investments, Inc

Attention of : Ryan Lee

Address: 701 Karns Ct, North Wales, PA 19454

Email:

Global AI, Inc.

Attention of : Darko Horvat

Address: 110 Front Street, Suite 300, Jupiter, Florida 33477

Email:

3.11	Headings. The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Subscription Agreement to be duly executed as of the date first indicated above.

ISSUER

Global AI, Inc.

/s/ Darko Horvat
By:	Darko Horvat
Title:	Chairman and Chief Executive Officer

PURCHASER

KSY Capital Investments, Inc

/s/ Ryan Lee
By:	Ryan Lee
Title:	President

[Signature Page to Subscription Agreement]